UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY
Investment Company Act file number 811-08476
The Gabelli Global Multimedia Trust Inc.

(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: December 31
Date of reporting period: March 31, 2011
Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.
The Schedule(s) of Investments is attached herewith.
The Gabelli Global Multimedia Trust Inc.
First Quarter Report
March 31, 2011
To Our Shareholders,
     During the first quarter of 2011, The Gabelli Global Multimedia Trust’s (the “Fund”) net asset value (“NAV”) total return was 6.2% compared with the Morgan Stanley Capital International (“MSCI”) World Free Index of 4.8% and the Standard & Poor’s (“S&P”) 500 Index of 5.9%. The total return for the Fund’s publicly traded shares was 1.6% during the first quarter of 2011.
     Enclosed is the investment portfolio as of March 31, 2011.
Comparative Results
Average Annual Returns through March 31, 2011 (a) (Unaudited)

							Since
							Inception
	Quarter	1 Year	3 Year	5 Year	10 Year	15 Year	(11/15/94)
Gabelli Global Multimedia Trust
NAV Total Return (b)	6.16%	25.03%	(2.01)%	0.22%	1.38%	7.31%	7.85%
Investment Total Return (c)	1.63	21.42	(1.71)	0.77	1.21	8.03	7.45
S&P 500 Index	5.92	15.65	2.35	2.62	3.29	6.80	8.77 (d)
MSCI World Free Index	4.80	13.45	(0.25)	2.08	4.21	5.52	6.60 (d)

(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 and MSCI World Free Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the MSCI World Free Index. You cannot invest directly in an index.

(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.

(c)	Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50. (d) From November 30, 1994, the date closest to the Fund’s inception for which data is available.

(d)	From November 30, 1994, the date closest to the Fund’s inception for which data is available.
We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
SCHEDULE OF INVESTMENTS
March 31, 2011 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS — 94.9%
	DISTRIBUTION COMPANIES — 56.8%
	Broadcasting — 7.7%
10,000	Asahi Broadcasting Corp.	$49,531
65,000	CBS Corp., Cl. A, Voting	1,632,800
6,400	Chubu-Nippon Broadcasting Co. Ltd.	36,701
21,000	Cogeco Inc.	898,700
2,000	Corus Entertainment Inc., Cl. B, OTC	42,860
13,000	Corus Entertainment Inc., Cl. B, Toronto	277,029
62,000	Discovery Communications Inc., Cl. A†	2,473,800
57,000	Discovery Communications Inc., Cl. C†	2,006,970
26,000	Fisher Communications Inc.†	808,080
27,000	Gray Television Inc.†	55,890
9,000	Grupo Radio Centro SAB de CV, ADR†	99,000
4,550	Lagardere SCA	194,253
25,000	LIN TV Corp., Cl. A†	148,250
4,000	M6 Metropole Television SA	104,532
68,566	Media Prima Berhad	58,181
3,600	Nippon Television Network Corp.	511,998
4,650	NRJ Group	49,293
1,000	NTN Buzztime Inc.†	510
500	Radio One Inc., Cl. A†	1,030
3,500	RTL Group SA	359,166
87,000	Salem Communications Corp., Cl. A	326,250
30,000	Sinclair Broadcast Group Inc., Cl. A	376,200
24,000	Societe Television Francaise 1	440,634
50,000	Television Broadcasts Ltd.	293,757
115,000	Tokyo Broadcasting System Holdings Inc.	1,352,128
240,000	TV Azteca SA de CV, CPO	167,271
27,000	UTV Media plc	56,091

		12,820,905

	Business Services — 0.1%
1,000	Convergys Corp.†	14,360
6,000	Impellam Group plc†	35,228
10,000	Monster Worldwide Inc.†	159,000

		208,588

	Cable — 13.0%
16,578	Austar United Communications Ltd.†	22,549
205,000	Cablevision Systems Corp., Cl. A	7,095,050
38,500	Cogeco Cable Inc.	1,787,401
30,000	Comcast Corp., Cl. A	741,600
40,000	Comcast Corp., Cl. A, Special	928,800
125,690	Rogers Communications Inc., Cl. B, New York	4,575,116
19,310	Rogers Communications Inc., Cl. B, Toronto	701,892
40,000	Scripps Networks Interactive Inc., Cl. A	2,003,600
18,000	Shaw Communications Inc., Cl. B, New York	379,260
78,000	Shaw Communications Inc., Cl. B, Non-Voting, Toronto	1,644,477
22,000	Time Warner Cable Inc.	1,569,480

		21,449,225

	Consumer Products — 0.1%
1,500	Fortune Brands Inc.	92,835

	Consumer Services — 1.9%
4,000	Bowlin Travel Centers Inc.†	6,600
4,000	Coinstar Inc.†	183,680
20,000	H&R Block Inc.	334,800
25,000	IAC/InterActiveCorp.†	772,250
100,000	Liberty Media Corp. — Interactive, Cl. A†	1,604,000
100	Netflix Inc.†	23,733
25,000	TiVo Inc.†	219,000

		3,144,063

	Diversified Industrial — 1.1%
20,000	Bouygues SA	960,432
18,432	Contax Participacoes SA, ADR	51,978
14,000	General Electric Co.	280,700
2,000	ITT Corp.	120,100
16,000	Jardine Strategic Holdings Ltd.	427,200
6,000	Malaysian Resources Corp. Berhad	4,358

		1,844,768

	Entertainment — 6.4%
2,800	British Sky Broadcasting Group plc, ADR	148,988
20,000	Canal+ Groupe	158,527
4,005	Chestnut Hill Ventures† (a)	182,428
277,000	Grupo Televisa SA, ADR†	6,794,810
58,000	Madison Square Garden Inc., Cl. A†	1,565,420
25,000	Naspers Ltd., Cl. N	1,345,159
6,000	Regal Entertainment Group, Cl. A	81,000
20,000	Take-Two Interactive Software Inc.†	307,400

		10,583,732

See accompanying notes to schedule of investments.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011 (Unaudited)

			Market
Shares			Value
		COMMON STOCKS (Continued)
		DISTRIBUTION COMPANIES (Continued)
		Equipment — 1.6%
11,000		American Tower Corp., Cl. A†	$570,020
2,000		Amphenol Corp., Cl. A	108,780
70,000		Corning Inc.	1,444,100
2,000		Furukawa Electric Co. Ltd.	8,079
9,000		QUALCOMM Inc.	493,470

			2,624,449

		Financial Services — 0.3%
20,298		BCB Holdings Ltd.†	24,910
20,000		Kinnevik Investment AB, Cl. A	465,787
3,000		Tree.com Inc.†	17,700

			508,397

		Food and Beverage — 0.2%
3,000		Compass Group plc	26,975
2,994		Pernod-Ricard SA	279,619

			306,594

		Health Care — 0.7%
15,000		Genzyme Corp.†	1,142,250

		Real Estate — 0.0%
2,300		Reading International Inc., Cl. B†	16,675

		Retail — 1.0%
38,500		Best Buy Co. Inc.	1,105,720
18,000		HSN Inc.†	576,540

			1,682,260

		Satellite — 5.4%
1,000		Asia Satellite Telecommunications Holdings Ltd.	1,864
152,000		DIRECTV, Cl. A†	7,113,600
55,000		DISH Network Corp., Cl. A†	1,339,800
8,000		EchoStar Corp., Cl. A†	302,800
6,000		PT Indosat Tbk, ADR	181,560
30		SKY Perfect JSAT Holdings Inc.	10,604

			8,950,228

		Telecommunications: Long Distance — 1.3%
2,000		AT&T Inc.	61,200
8,000		Brasil Telecom SA, ADR	216,080
4,500		Brasil Telecom SA, Cl. C, ADR	48,330
24,000		Philippine Long Distance Telephone Co., ADR	1,284,000
87,000		Sprint Nextel Corp.†	403,680
1,000		Startec Global Communications Corp.† (a)	2
5,000		Sycamore Networks Inc.	122,150

			2,135,442

		Telecommunications: National — 7.6%
5,000		China Telecom Corp. Ltd., ADR	305,000
5,000		China Unicom Hong Kong Ltd., ADR	83,000
65,000		Deutsche Telekom AG, ADR	1,002,300
19,000		Elisa Oyj	418,171
3,000		France Telecom SA, ADR	67,530
3,305		Hellenic Telecommunications Organization SA	36,909
2,500		Hughes Communications Inc.†	149,175
40,000		Level 3 Communications Inc.†	58,800
500		Magyar Telekom Telecommunications plc, ADR	7,815
5,000		Nippon Telegraph & Telephone Corp.	224,513
3,000		PT Telekomunikasi Indonesia, ADR	100,740
6,000		Rostelecom OJSC, ADR	220,980
28,000		Swisscom AG, ADR	1,248,800
6,000		Telecom Argentina SA, ADR	148,800
400,000		Telecom Italia SpA	615,062
120,000		Telefonica SA, ADR	3,026,400
36,000		Telefonos de Mexico SAB de CV, Cl. L, ADR	657,360
15,000		Telekom Austria AG	219,382
18,172		TeliaSonera AB	157,050
2,400		Telstra Corp. Ltd., ADR	34,656
20,000		tw telecom inc.†	384,000
58,000		Verizon Communications Inc.	2,235,320
89,000		VimpelCom Ltd., ADR	1,256,680

			12,658,443

		Telecommunications: Regional — 3.2%
6,803	(b)	Bell Aliant Inc. (a)(c)	188,337
55,000		Cincinnati Bell Inc.†	147,400
5,000		NII Holdings Inc.†	208,350
17,000		Tele Norte Leste Participacoes SA, ADR	298,010
59,000		Telephone & Data Systems Inc.	1,988,300
32,000		Telephone & Data Systems Inc., Special	944,640
23,000		TELUS Corp.	1,175,977
8,000		TELUS Corp., Non-Voting	387,920

			5,338,934

See accompanying notes to schedule of investments.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Wireless Communications — 5.2%
40,000	America Movil SAB de CV, Cl. L, ADR	$2,324,000
2,000	Clearwire Corp., Cl. A†	11,180
2,513	Grupo Iusacell SA de CV† (a)	0
240,000	Jasmine International Public Co. Ltd. (a)	21,584
13,000	Millicom International Cellular SA	1,250,210
4,000	Nextwave Wireless Inc.†	2,664
900	NTT DoCoMo Inc.	1,581,871
20,790	Orascom Telecom Holding SAE, GDR† (d)	76,611
34,000	SK Telecom Co. Ltd., ADR	639,540
2,500	Tim Participacoes SA, ADR	109,125
6,000	Turkcell Iletisim Hizmetleri A/S, ADR	90,180
31,000	United States Cellular Corp.†	1,596,190
13,000	Vivo Participacoes SA, ADR	524,940
11,000	Vodafone Group plc, ADR	316,250

		8,544,345

	TOTAL DISTRIBUTION COMPANIES	94,052,133

	COPYRIGHT/CREATIVITY COMPANIES — 38.1%
	Business Services: Advertising — 2.2%
134,000	Clear Channel Outdoor Holdings Inc., Cl. A†	1,949,700
18,000	Harte-Hanks Inc.	214,200
6,000	Havas SA	32,218
10,000	JC Decaux SA†	335,591
2,000	Publicis Groupe	112,171
99,500	SearchMedia Holdings Ltd.†	191,040
60,000	The Interpublic Group of Companies Inc.	754,200
8,000	Trans-Lux Corp.†	1,200

		3,590,320

	Computer Hardware — 0.3%
1,600	Apple Inc.†	557,520

	Computer Software and Services — 5.9%
78,000	Activision Blizzard Inc.	855,660
21,500	Alibaba.com Ltd.	36,872
50,000	eBay Inc.†	1,552,000
84,000	Electronic Arts Inc.†	1,640,520
4,700	Google Inc., Cl. A†	2,755,187
180,000	Yahoo! Inc.†	2,997,000

		9,837,239

	Consumer Products — 0.8%
2,000	Nintendo Co. Ltd.	540,274
25,000	Nintendo Co. Ltd., ADR	843,500

		1,383,774

	Electronics — 0.6%
3,500	IMAX Corp.†	111,930
30,000	Intel Corp.	605,100
3,000	Koninklijke Philips Electronics NV†	96,510
20,000	Zoran Corp.†	207,800

		1,021,340

	Entertainment — 16.1%
17,000	Ascent Media Corp., Cl. A†	830,450
19,000	Crown Media Holdings Inc., Cl. A†	44,080
20,000	DreamWorks Animation SKG Inc., Cl. A†	558,600
60,000	GMM Grammy Public Co. Ltd.	29,955
60,000	Liberty Global Inc., Cl. A†	2,484,600
60,000	Liberty Global Inc., Cl. C†	2,399,400
65,000	Liberty Media Corp. — Capital, Cl. A†	4,788,550
10,000	Liberty Media Corp. — Starz, Cl. A†	776,000
12,023	Live Nation Entertainment Inc.†	120,230
17,000	STV Group plc†	41,725
68,000	Time Warner Inc.	2,427,600
175,000	Universal Entertainment Corp.†	5,135,549
53,000	Viacom Inc., Cl. A	2,824,370
3,000	Viacom Inc., Cl. B	139,560
140,000	Vivendi	3,997,903
1,000	World Wrestling Entertainment Inc., Cl. A	12,570

		26,611,142

	Hotels and Gaming — 7.5%
55,000	Boyd Gaming Corp.†	515,350
84,000	Gaylord Entertainment Co.†	2,913,120
4,200	Greek Organization of Football Prognostics SA	89,938
65,000	International Game Technology	1,054,950
18,000	Interval Leisure Group Inc.†	294,300
610,000	Ladbrokes plc	1,296,602
35,000	Las Vegas Sands Corp.†	1,477,700
90,000	Melco Crown Entertainment Ltd., ADR†	684,000
18,000	Penn National Gaming Inc.†	667,080
6,600	Starwood Hotels & Resorts Worldwide Inc.	383,592
30,000	Wynn Macau Ltd.	83,692
23,200	Wynn Resorts Ltd.	2,952,200

		12,412,524

See accompanying notes to schedule of investments.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	COPYRIGHT/CREATIVITY COMPANIES (Continued)
	Publishing — 4.7%
20,000	Arnoldo Mondadori Editore SpA†	$77,946
75,000	Belo Corp., Cl. A†	660,750
2,833	Golden Books Family Entertainment Inc.† (a)	0
70,000	Il Sole 24 Ore SpA†	130,949
800	John Wiley & Sons Inc., Cl. B	40,728
13,000	Meredith Corp.	440,960
5,263	Nation International Edutainment Public Co. Ltd.	1,035
100,000	Nation Multimedia Group Public Co. Ltd.† (a)	32,898
200,000	News Corp., Cl. A	3,512,000
40,000	News Corp., Cl. B	744,800
974,000	Post Publishing Public Co. Ltd. (a)	140,408
4,000	PRIMEDIA Inc.	19,480
1,000	Scholastic Corp.	27,040
252,671	Singapore Press Holdings Ltd.	789,785
600	Spir Communication†	33,570
10,000	Telegraaf Media Groep NV	206,414
6,000	The E.W. Scripps Co., Cl. A†	59,400
19,000	The McGraw-Hill Companies Inc.	748,600
11,091	United Business Media Ltd.	106,487
3,000	Wolters Kluwer NV	70,151

		7,843,401

	TOTAL COPYRIGHT/CREATIVITY COMPANIES	63,257,260

	TOTAL COMMON STOCKS	157,309,393

	WARRANTS — 0.0%
	Broadcasting — 0.0%
2,250	Granite Broadcasting Corp., Ser. A, expire 06/04/12† (a)	0
254	Granite Broadcasting Corp., Ser. B, expire 06/04/12† (a)	0
10,244	Media Prima Berhad, expire 12/31/14†	3,213

		3,213

	Business Services: Advertising — 0.0%
99,500	SearchMedia Holdings Ltd., expire 11/19/11†	11,950

	TOTAL WARRANTS	15,163

Principal
Amount
	U.S. GOVERNMENT OBLIGATIONS — 5.1%
$8,509,000	U.S. Treasury Bills,
	0.095% to 0.200%††,
	04/07/11 to 09/22/11	8,507,072

TOTAL INVESTMENTS — 100.0%
(Cost $107,283,817)		$165,831,628

	Aggregate tax cost	$110,894,619

	Gross unrealized appreciation	$66,592,004
	Gross unrealized depreciation	(11,654,995)

	Net unrealized appreciation/depreciation .	$54,937,009

Notional	Termination	Unrealized
Amount	Date	Depreciation
	Interest Rate Swap Agreement
$10,000,000	04/04/13	$(707,068)

(a)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At March 31, 2011, the market value of fair valued securities amounted to $565,657 or 0.34% of total investments.

(b)	Denoted in units.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, the market value of the Rule 144A security amounted to $188,337 or 0.11% of total investments.
See accompanying notes to schedule of investments.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011 (Unaudited)

(d)	Security illiquid and purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At March 31, 2011, the market value of the Regulation S security amounted to $76,611 or 0.05% of total investments, which was valued under methods approved by Board of Directors as follows:

				3/31/11
Acquisition		Acquisition	Acquisition	Carrying Value
Shares	Issuer	Date	Cost	Per Unit
20,790	Orascom Telecom Holding SAE, GDR	10/23/09	$117,394	$3.6850

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

CPO	Ordinary Participation Certificate

GDR	Global Depositary Receipt

OJSC	Open Joint Stock Company

	% of
	Market	Market
Geographic Diversification	Value	Value
North America	70.8%	$117,358,190
Europe	12.0	19,841,419
Latin America	7.0	11,548,306
Japan	6.2	10,294,748
Asia/Pacific	3.2	5,367,195
South Africa	0.8	1,345,159
Africa/Middle East	0.0	76,611

Total Investments	100.0%	$165,831,628

See accompanying notes to schedule of investments.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
     The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.
     The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
     A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of March 31, 2011 is as follows:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
	Quoted	Other Significant	Significant	Market Value
	Prices	Observable Inputs	Unobservable Inputs	at 3/31/11

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
DISTRIBUTION COMPANIES
Entertainment	$10,401,304	—	$182,428	$10,583,732
Telecommunications: Long Distance	2,135,440	—	2	2,135,442
Wireless Communications	8,522,761	$21,584	0	8,544,345
Other Industries (a)	72,788,614	—	—	72,788,614
COPYRIGHT/CREATIVITY COMPANIES
Publishing	7,670,095	173,306	0	7,843,401
Other Industries (a)	55,413,859	—	—	55,413,859

Total Common Shares	156,932,073	194,890	182,430	157,309,393

Warrants:
Broadcasting	3,213	—	0	3,213
Business Services: Advertising	11,950	—	—	11,950

Total Warrants	15,163	—	0	15,163

U.S. Government Obligations	—	8,507,072	—	8,507,072

TOTAL INVESTMENTS IN SECURITIES — ASSETS	$156,947,236	$8,701,962	$182,430	$165,831,628

OTHER FINANCIAL INSTRUMENTS:
LIABILITIES (Unrealized Depreciation):*
INTEREST RATE CONTRACT:
Interest Rate Swap Agreement	$—	$(707,068)	$—	$(707,068)

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.

*	Other financial instruments are derivatives reflected in the SOI, such as futures, forwards, and swaps, which are valued at appreciation/depreciation of the instrument.
     The Fund did not have significant transfers between Level 1 and Level 2 during the period ended March 31, 2011.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
     The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

										Net change in
										unrealized
										appreciation/
										depreciation
				Change in						during the period
	Balance	Accrued	Realized	unrealized			Transfers	Transfers	Balance	on Level 3
	as of	discounts/	gain/	appreciation/			into	out of	as of	investments held
	12/31/10	(premiums)	(loss)	depreciation	Purchases	Sales	Level 3†	Level 3†	3/31/11	at 3/31/11

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
DISTRIBUTION COMPANIES
Entertainment	$182,428	$—	$—	$—	$—	$—	$—	$—	$182,428	$—
Telecommunications: Long Distance	2	—	—	—	—	—	—	—	2	—
Wireless Communications	0	—	—	—	—	—	—	—	0	—
COPYRIGHT/CREATIVITY COMPANIES
Publishing	0	—	—	—	—	—	—	—	0	—

Total Common Stocks	182,430	—	—	—	—	—	—	—	182,430	—

Warrants	0	—	—	—	—	—	—	—	0	—

TOTAL INVESTMENTS IN SECURITIES	$182,430	$—	$—	$—	$—	$—	$—	$—	$182,430	$—

†	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/loss on investments.
Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.
Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
Restricted and Illiquid Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted and illiquid securities the Fund held as of March 31, 2011, refer to the Schedule of Investments.
Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging or protecting its exposure to interest rate movements and movements in the securities markets, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.
     The Fund’s derivative contracts held at March 31, 2011, if any, are not accounted for as hedging instruments under GAAP.
     Swap Agreements. The Fund may enter into interest rate swap or cap transactions for the purpose of hedging or protecting its exposure to interest rate movements and movements in the securities markets. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay periodically to the other party (which is known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the Series C Auction Rate Cumulative Preferred Stock (“Series C Stock”). In an interest rate cap, the Fund would pay a premium to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from that counterparty payments of the difference based on the notional amount of such cap. Interest rate swaps and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. In a swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
     The Fund has entered into an interest rate swap agreement with Citibank N.A. Under the agreement, the Fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal value of the swap. Details of the swap at March 31, 2011 are reflected within the Schedule of Investments and further details are as follows:

Notional		Floating Rate*	Termination	Net Unrealized
Amount	Fixed Rate	(rate reset monthly)	Date	Depreciation
$10,000,000	4.32000%	0.26000%	4/04/13	$(707,068)

*	Based on LIBOR (London Interbank Offered Rate).
     Current notional amounts are an indicator of the average volume of the Fund’s derivative activities during the period ended March 31, 2011.
     Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, which are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.
     There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. During the period ended March 31, 2011, the Fund held no investments in futures contracts.
     Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
     The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the period ended March 31, 2011, the Fund held no investments in forward foreign exchange contracts.
     The following table summarizes the net unrealized depreciation of derivatives held at March 31, 2011 by primary risk exposure:

Net Unrealized
Liability Derivatives:	Depreciation

Interest Rate Contract	$(707,068)

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.
     At December 31, 2010, the Fund had net capital loss carryforwards for federal income tax purposes of $16,202,530 which are available to reduce future required distributions of net capital gains to shareholders. $2,832,686 of the loss carryforward is available through 2016; and $13,369,844 is available through 2017.

AUTOMATIC DIVIDEND REINVESTMENT
AND VOLUNTARY CASH PURCHASE PLANS
Enrollment in the Plan
     It is the policy of The Gabelli Global Multimedia Trust Inc. (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:
The Gabelli Global Multimedia Trust Inc.
c/o Computershare
P.O. Box 43010
Providence, RI 02940–3010
     Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact Computershare at (800) 336-6983.
     If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.
     The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy shares of common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.
     The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan
     The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.
     Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940—3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.
     Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.
     For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.
     The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

DIRECTORS AND OFFICERS
THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
One Corporate Center, Rye, NY 10580-1422
Directors
Mario J. Gabelli, CFA
Chairman & Chief Executive Officer,
GAMCO Investors, Inc.
Anthony J. Colavita
President,
Anthony J. Colavita, P.C.
James P. Conn
Former Managing Director &
Chief Investment Officer,
Financial Security Assurance Holdings Ltd.
Gregory R. Dube
Managing Member, Roseheart Associates, LLC
Frank J. Fahrenkopf, Jr.
President & Chief Executive Officer,
American Gaming Association
Anthony R. Pustorino
Certified Public Accountant,
Professor Emeritus, Pace University
Werner J. Roeder, MD
Medical Director,
Lawrence Hospital
Salvatore J. Zizza
Chairman, Zizza & Co., Ltd.
Officers
Bruce N. Alpert
President
Carter W. Austin
Vice President & Ombudsman
Peter D. Goldstein
Chief Compliance Officer
Laurissa M. Martire
Vice President
Agnes Mullady
Treasurer & Secretary
Investment Adviser
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
Custodian
State Street Bank and Trust Company
Counsel
Paul, Hastings, Janofsky & Walker LLP
Transfer Agent and Registrar
Computershare Trust Company, N.A.
Stock Exchange Listing

		6.00%
	Common	Preferred
NYSE–Symbol:	GGT	GGT PrB
Shares Outstanding:	13,575,669	791,014
The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”
The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.
The NASDAQ symbol for the Net Asset Value is “XGGTX”.
For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase shares of its common stock in the open market when the Fund’s shares are trading at a discount of 5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase shares of its preferred stock in the open market when the preferred shares are trading at a discount to the liquidation value.

Item 2. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 3. Exhibits.
Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) The Gabelli Global Multimedia Trust Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer
Date 5/31/11
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer
Date 5/31/11

By (Signature and Title)*	/s/ Agnes Mullady Agnes Mullady, Principal Financial Officer and Treasurer
Date 5/31/11

*	Print the name and title of each signing officer under his or her signature.